UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
_________________________
Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) July 21, 2026
_________________________
Marriott Vacations Worldwide Corporation
(Exact name of registrant as specified in its charter)
 _________________________

Delaware	001-35219	45-2598330
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7812 Palm Parkway	Orlando,	FL	32836
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code (407) 206-6000
N/A
(Former name or former address, if changed since last report)
_________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	VAC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
In connection with an internal reorganization, effective July 31, 2026, the position of Executive Vice President and Chief Brand and Digital Officer is being eliminated, and accordingly, Lori Gustafson will separate from the Company.
Ms. Gustafson entered into a separation agreement with the Company in connection with her separation from service with the Company (the “Separation Agreement”). The Separation Agreement provides for, among other things, a severance payment of $1,425,000, representing one and one-half times Ms. Gustafson’s 2026 base salary plus 2026 target bonus. Ms. Gustafson is also eligible to receive an additional payment depending on MVW’s actual performance in 2026. Ms. Gustafson’s outstanding restricted stock units, performance shares and stock appreciation rights will be treated in a manner generally consistent with their existing terms. These benefits are contingent upon a general release of claims by Ms. Gustafson in favor of the Company, and Ms. Gustafson’s agreement to comply with certain restrictive covenants. The foregoing description of the Separation Agreement is qualified in its entirety by reference to the full text of the form of Separation Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
(d) The following exhibits are being furnished herewith:

Exhibit Number	Description
10.1	Separation Agreement and General Release of Claims
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARRIOTT VACATIONS WORLDWIDE CORPORATION
(Registrant)

Dated:	July 21, 2026	By:	/s/ Jason P. Marino
		Name:	Jason P. Marino
		Title:	Executive Vice President and Chief Financial Officer

1